UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2023

FALCON’S BEYOND GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41833	92-0261853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6996 Piazza Grande Avenue, Suite 301

Orlando, FL 32835
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (407) 909-9350

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FBYD	The Nasdaq Stock Market LLC
Series A Preferred Stock, par value $0.0001 per share	FBYDP	The Nasdaq Stock Market LLC
Warrants to purchase 0.580454 shares of Class A common stock and 0.5 shares of Series A preferred stock, each at an exercise price of $11.50 per share	FBYDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

As previously announced, Falcon’s Beyond Global, Inc., a Delaware corporation (“Pubco”), completed its business combination with FAST Acquisition Corp. II, a Delaware corporation (“FAST II”) on October 6, 2023. Terms used in this Current Report on Form 8-K (this “Current Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the the final prospectus of Pubco and definitive proxy statement of FAST II, dated September 15, 2023 (the “Proxy Statement/Prospectus”).

The Sponsor converted $1.1 million principal amount of working capital loans into 733,333 Working Capital Warrants on October 4, 2023 with the same terms as the FAST II Private Placement. Such Working Capital Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended and Rule 506 of Regulation D promulgated thereunder.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officers and Directors

Effective upon the Acquisition Merger Effective Time, and in accordance with the terms of the Business Combination, each of Scott Demerau, Jarett T. Bostwick, Simon Philips, Sandy Beall, Doug Jacob, Cecil D. Magpuri and Ramin Arani are the directors of Pubco. The directors of Pubco are divided among the following classes:

●	Scott Demerau, Jarett T. Bostwick, and Simon Philips are Class I directors serving until the first annual meeting of Pubco’s stockholders after the Closing;

●	Sandy Beall and Doug Jacob are Class II directors serving until the second annual meeting of Pubco’s stockholders after the Closing; and

●	Cecil D. Magpuri and Ramin Arani are Class III directors serving until the third annual meeting of Pubco’s stockholders after the Closing.

Additionally, effective upon the Acquisition Merger Effective Time, the following Pubco executive officers were appointed: Cecil D. Magpuri was appointed Chief Executive Officer, Simon Philips was appointed President, Joanne Merrill was appointed Chief Financial Officer, Yvette Whittaker was appointed Chief Corporate Officer, David Schaefer was appointed Chief Development Officer, and Bruce A. Brown was appointed Executive Vice President of Legal, General Counsel and Corporate Secretary.

Reference is also made to the disclosure described in the Proxy Statement/Prospectus in the section titled “Management of Pubco Following the Business Combination” for biographical information about each of the directors and officers, other than as disclosed below, following the Transactions, which is incorporated herein by reference. Additionally, interlocks and insider participation information regarding Pubco’s executive officers is described in the Proxy Statement/Prospectus in the section titled “Management of Pubco Following the Business Combination—Compensation Committee Interlocks and Insider Participation” and that information is incorporated herein by reference.

Ramin Arani has served on the Board as an independent director since the closing of the Business Combination. Mr. Arani has decades of experience in fund management and financial operations. Currently, Mr. Arani serves as a senior adviser at merchant bank LionTree. He has also acted as an Operating Partner at &Vest Capital since February of 2022. Previously, Mr. Arani served as the Chief Financial Officer of Vice Media from November 2019 to December 2021. Prior to that, from 1992 to 2018, Mr. Arani worked at Fidelity Management& Research Company, where he was a Portfolio Manager (from May 2000 to September 2018) and managed the Fidelity Trend Fund from 2000 to 2007 and the Fidelity Puritan Fund from 2008 to 2018, and an Analyst& Sector Fund Manager (from July 1992 to May 2000). His financial experience spans a variety of sectors, including consumer, technology, healthcare, financials, industrials, energy, and utilities. Mr. Arani currently serves on the board of directors of Brunello Cucinelli S.p.A. (OTC: BCUCY), LiveOne, Inc. (Nasdaq: LVO) and Courtside Group, Inc. (Nasdaq: PODC), and has previously served on the board of directors of several companies, including Legendary Pictures, Rent the Runway, Goop, Rumble Boxing and Sakara Life, Velocity Acquisition Corp., FAST Acquisition Corp and FAST Acquisition Corp. II. Mr. Arani holds a Bachelor of Arts from Tufts University.

Bruce A. Brown has served as our Executive Vice President of Legal, General Counsel & Corporate Secretary since October 2023. Mr. Brown has over 20 years of legal experience and, prior to joining the company, Mr. Brown served as Senior Vice President, Deputy General Counsel of Hilton Grand Vacations from April 2022 to May 2023. Prior to that, Mr. Brown severed as Vice President and General Counsel of Tupperware Brands from June 2020 to April 2022. From June 2008 to June 2020, Mr. Brown held various positions at Darden Restaurants, Inc., where he most recently served as Vice President, Associate General Counsel and Assistant Secretary. Prior to his time at Darden Restaurants, Mr. Brown held legal positions at Word Fuel Services, NICE Systems, Inc. and American Express Company. Mr. Brown has held additional roles with American Express Company, General Electric Company and Xerox Corporation. Mr. Brown currently serves on the Board of Directors of Community Legal Services located in Orlando, Florida, a not-for-profit organization that promotes equal access to justice. Mr. Brown holds a Bachelor’s degree from Howard University and a J.D. from Howard University School of Law.

Item 8.01. Other Events.

Immediately prior to the consummation of the Business Combination and pursuant to the terms of the Merger Agreement, on October 4, 2023, the parties to the Merger Agreement confirmed to one another that all conditions to the Closing set forth in Article IX of the Merger Agreement have been satisfied, and expressly waived the conditions that remained unsatisfied on such date through the execution of that certain Waiver of Closing Condition (the “Waiver”), dated as of October 4, 2023, by and among such parties, which is attached hereto as Exhibit 10.1 to this Current Report, and which is incorporated herein by reference. Pursuant to the Waiver, the Company and FAST II each waived the conditions to Closing (1) under Section 9.01(e) of the Merger Agreement that FAST II have net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of not less than $5,000,001 remaining upon the consummation of the SPAC Merger, and (2) under Section 9.01(g) of the Merger Agreement that the Company obtain the affirmative vote of a majority of the managers of the Company and all of the members of the Company (but only with respect to the approval of the members), to allow the parties to proceed to Closing.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
10.1*	Waiver of Closing Conditions, dated October 4, 2023, by and among FAST Acquisition Corp. II, Falcon’s Beyond Global, LLC, Falcon’s Beyond Global, Inc. and Palm Merger Sub, LLC.
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2023	FALCON’S BEYOND GLOBAL, INC.

	By :	/s/ Bruce A. Brown
	Name:	Bruce A. Brown
	Title:	Executive Vice President of Legal, General Counsel and Secretary

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